EXHIBIT 99.2

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

TROY KROTZ, Derivatively on Behalf of Nominal Defendant TREVENA, INC., Plaintiff, v. DAVID SOERGEL, LEON O. MOULDER, JR., CARRIE L. BOURDOW, MICHAEL R. DOUGHERTY, ANNE M. PHILLIPS, MAXINE GOWEN, JAKE R. NUNN, JULIE H. MCHUGH, BARBARA YANNI, and ADAM M. KOPPEL, Defendants, and TREVENA HOLDINGS, INC., Nominal Defendant Civil Action No. 2:19-cv-04399-CMR LISA MCKERNAN, Derivatively on Behalf of Trevena, Inc., Plaintiff, v. MAXINE GOWEN, DAVID SOERGEL, CARRIE L. BOURDOW, LEON O. MOULDER, JR., MICHAEL R. DOUGHERTY, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, BARBARA YANNI, ADAM M. KOPPEL, Defendants, and Trevena, Inc., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:19-cv-05314-CMR [Caption continued on next page]

BRAD HINES, derivatively on behalf of TREVENA, INC., Plaintiff, vs. MAXINE GOWEN, ROBERTO CUCA, DAVID SOERGEL, CARRIE BOURDOW, MICHAEL R. DOUGHERTY, ADAM M. KOPPEL, JULIE H. MCHUGH, LEON O. MOULDER, JR., JAKE R. NUNN, ANNE M. PHILLIPS, and BARBARA YANNI, Defendants, and TREVENA, INC., Nominal Defendant. Civil Action No. 2:20-cv-04673-CMR IN RE TREVENA, INC. DERIVATIVE LITIGATION Lead Case No. 1:19-cv-00239-MN (D. Del.) STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation”), is made and entered into by and among the following parties, and by and through their respective counsel: (i) Hans Mathisen (“Mathisen”), plaintiff in the derivative action styled Mathisen v. Gowen, et al., No. 2:18-cv-05482-CMR (E.D. Pa.); (ii) Troy Krotz (“Krotz”), plaintiff in the derivative action styled Krotz v. Soergel, et al., No. 2:19-cv-04399-CMR (E.D. Pa.); (iii) Lisa McKernan (“McKernan”), plaintiff in the derivative action styled McKernan v. Gowen, et al., No. 2:19-cv-05314-CMR (E.D. Pa.); (iv) Brad Hines (“Hines”), plaintiff in the derivative action styled Hines v. Gowen, et al., No. 2:20-cv-04673-CMR (E.D. Pa.); (v) Mia Wolfrey, Ivan L. Matthews, and Leslie Matthews, plaintiffs in the consolidated derivative action styled In re Trevena, Inc.

Derivative Litigation, No. 1:19-cv-00239-MN (D. Del.) (collectively, “Plaintiffs”), individually and derivatively on behalf of Trevena, Inc. (“Trevena,” or the “Company”) and its stockholders; (vi) Maxine Gowen, Roberto Cuca, David Soergel, Carrie L. Bourdow, Leon O. Moulder, Jr., Michael R. Dougherty, Julie H. McHugh, Jake R. Nunn, Jonathan Violin, Anne M. Phillips, Barbara Yanni, and Adam M. Koppel (collectively, the “Individual Defendants”); and (vii) nominal defendant Trevena (together with the Individual Defendants, “Defendants,” and together with Plaintiffs and the Individual Defendants, the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims1 upon Court approval and subject to the terms and conditions hereof. BRIEF OVERVIEW OF THE DERIVATIVE ACTIONS The Pennsylvania Federal Derivative Actions On December 20, 2018, Mathisen commenced a stockholder derivative action (the “Mathisen Derivative Action”) on behalf of Trevena to remedy alleged breaches of fiduciary duty and other violations of law allegedly committed by the Individual Defendants and requesting any other relief in the United States District Court for the Eastern District of Pennsylvania (the “Eastern District of Pennsylvania”). In an effort to preserve judicial and party resources, on March 8, 2019, the parties in the Mathisen Derivative Action submitted a joint stipulation staying proceedings, which was granted on March 11, 2019. The joint stipulation requested a stay of the Mathisen Derivative Action until the resolution of an anticipated motion to dismiss to be filed by defendants in the related Securities Class Action (defined at § IV, ¶ 1.21). 1 All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in § IV, ¶ 1. herein.

On September 23, 2019, Krotz commenced a stockholder derivative action (the “Krotz Derivative Action”) in the Eastern District of Pennsylvania on behalf of Trevena against certain of the Individual Defendants asserting similar allegations to those contained in the Mathisen Derivative Action. On October 9, 2019, the parties in the Krotz Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 10, 2019. The joint stipulation requested a stay of the Krotz Derivative Action until the resolution of an anticipated motion to dismiss to be filed by defendants in the Securities Class Action. On November 12, 2019, McKernan commenced a stockholder derivative action (the “McKernan Derivative Action”) in the Eastern District of Pennsylvania on behalf of Trevena against certain of the Individual Defendants asserting similar allegations to those contained in the Mathisen and Krotz Derivative Actions. On February 4, 2020, the parties in the McKernan Derivative Action submitted a joint stipulation staying proceedings, which was granted on February 5, 2020. The joint stipulation requested a stay of the McKernan Derivative Action until the resolution of a pending motion to dismiss in the Securities Class Action. On August 28, 2020, the Court denied in part and granted in part defendants’ motions to dismiss in the Securities Class Action. Thereafter, on September 23, 2020, Hines commenced a stockholder derivative action (the “Hines Derivative Action,” together with Mathisen Derivative Action, Krotz Derivative Action, and McKernan Derivative Action, the “Pennsylvania Federal Derivative Actions”) in the Eastern District of Pennsylvania on behalf of Trevena against certain of the Individual Defendants asserting similar allegations to those contained in the Mathisen, Krotz, and McKernan Derivative Actions. On October 22, 2020, the parties in the Hines Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 23, 2020. The joint stipulation requested a stay of the Hines Derivative Action until the resolution of the Securities Class Action. The Delaware Federal Derivative Action On February 5, 2019, Mia Wolfrey commenced a stockholder derivative action (the “Wolfrey Derivative Action”) alleging breaches of fiduciary duty, unjust enrichment, waste of corporate assets, and violation of Section 14(a) of the Securities Exchange Act of 1934 against the Individual Defendants in the United States District Court for the District of Delaware (the “District of Delaware”). On February 21, 2019, Ivan L. Matthews and Leslie Matthews commenced a stockholder derivative action in the District of Delaware asserting substantially similar allegations against the Individual Defendants to those contained in the Wolfrey Derivative Action (the “Matthews Derivative Action”). On February 25, 2019, the parties to the Wolfrey Derivative Action filed a joint stipulation to stay proceedings, which was granted on February 26, 2019. The joint stipulation requested a stay of the Wolfrey Derivative Action until thirty (30) days after the final resolution of the Securities Class Action. On March 20, 2019, the parties to the Wolfrey and the Matthews Derivative Actions filed a joint stipulation and proposed order to consolidate their related shareholder derivative actions under the caption In re Trevena, Inc. Derivative Litigation, Lead Case No. 19-cv-239-MN (the “Delaware Federal Derivative Action,” and collectively with the Pennsylvania Federal Derivative Actions, the “Derivative Actions”), which was granted on March 21, 2019. Pursuant to the so-ordered joint stipulation, the stay of proceedings entered in the Wolfrey Derivative Action was applied to the Delaware Federal Derivative Action. Notwithstanding the stay, the plaintiffs to the

Delaware Federal Derivative Action were permitted to file motion papers to effect a leadership structure in the consolidated action, which they filed on April 23, 2019. Settlement Negotiations On or about January 29, 2019, Mathisen issued a confidential settlement demand to Defendants’ Counsel, which outlined a proposed framework for settlement of the Mathisen Derivative Action and included, inter alia, comprehensive proposed corporate governance reforms to address the alleged wrongdoing in the Mathisen Derivative Action, which alleged wrongdoing is substantially similar to that alleged in the Derivative Actions, collectively. On or about October 9, 2020, plaintiffs in the Delaware Federal Derivative Action, together with Hines, issued a confidential settlement demand to Defendants’ Counsel, also outlining a proposed framework for settlement of the Delaware Federal Derivative Action and Hines Derivative Action that included, inter alia, proposed comprehensive corporate governance reforms to address the alleged wrongdoing in those actions, which alleged wrongdoing is substantially similar to that alleged in the Derivative Actions, collectively. Then, on or about November 30, 2020, Defendants’ Counsel invited Plaintiffs’ Counsel to attend a videoconference mediation alongside the parties in the Securities Class Action, which was scheduled for January 21, 2021, with Jed Melnick, Esq. of JAMS (the “Mediator”), a nationally recognized mediator with extensive experience mediating complex stockholder disputes similar to the Derivative Actions. Thereafter, on January 11, 2021, Plaintiffs (except for Krotz, who submitted his own mediation statement on January 7, 2021, and who later agreed to work cooperatively with the remaining Plaintiffs) submitted a mediation statement for the January 21, 2021 mediation, which addressed the alleged wrongdoing in the Derivative Actions and Plaintiffs’ collective views of the framework for a global resolution of the Derivative Actions.

Then, on January 21, 2021, counsel for the Settling Parties attended the mediation before the Mediator, along with Defendants’ Counsel and plaintiffs’ counsel in the related Securities Class Action. Although the Derivative Actions were not resolved at the January 21, 2021 mediation, a second videoconference mediation, this time involving only the parties in the Derivative Actions, was scheduled for March 1, 2021 with the Mediator. Between the January 21, 2021 mediation and the March 1, 2021 mediation, the Settling Parties continued to engage in arm’s-length negotiations, under the Mediator’s continued oversight, which included the exchange of draft proposed settlement terms. Although no settlement was reached prior to the March 1, 2021 mediation session, substantial progress was made. Then, on March 1, 2021, the Settling Parties, along with representatives from the Company, attended the second mediation session. During the mediation, the Settling Parties were able to reach an agreement in principle regarding the material substantive terms of the Settlement, including the Corporate Governance Reforms, other than the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Thereafter, on March 8, 2021, the Settling Parties, with the Mediator’s assistance of, reached an agreement with respect to Plaintiffs’ Counsel’s attorneys’ fees and expenses in the aggregate amount of five hundred thousand dollars ($500,000) to be paid by the Individual Defendants’ insurer(s) (“Fee and Expense Amount” as defined in ¶ 4.1). The Stipulation, together with the exhibits thereto, reflects the final and binding agreement between the Settling Parties. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Individual Defendants throughout a trial and any appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions like the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions. Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing and analyzing of documents prepared by or for the U.S. Food and Drug Administration (“FDA”); (ii) reviewing Trevena’s press releases, public statements, filings with the U.S. Securities and Exchange Commission (“SEC”), and securities analysts’ reports and advisories about the Company; (iii) reviewing media reports about the Company; (iv) researching the applicable law with respect to the claims alleged in the Derivative Actions and the potential defenses thereto; (v) reviewing and analyzing filings in state and/or federal court, including pleadings in the related Securities Class Action; (vi) preparing and filing stockholder derivative complaints in the Derivative Actions; (vii) reviewing, analyzing, and evaluating the merits of relevant pleadings in the Securities Class Action, and Defendants’ liability and damage exposure in connection with, the Securities Class Action and the Derivative Actions; (viii) reviewing public versions of the Company’s existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company’s governance; (ix) participating in extensive settlement discussions, including two separate mediation sessions, as well as continued follow-up communications with Defendants’ Counsel and the Mediator; and (x) negotiating this Stipulation and all of the exhibits hereto.

Based on Plaintiffs’ Counsel’s thorough investigation and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, confers substantial benefits upon Trevena, and is in the best interests of Trevena and its stockholders. THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Individual Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Derivative Actions, and expressly deny all charges of wrongdoing or liability against them. Nonetheless, Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Actions, as well as the continuing expense, inconvenience, and distraction of ongoing litigation. Defendants have, therefore, determined that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation, and that the Settlement is in the best interests of the Company. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (acting on behalf of themselves and derivatively on behalf of Trevena and its stockholders), by and through their respective attorneys of record, the Individual Defendants, and Trevena, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Derivative Actions and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Actions shall be dismissed with prejudice as to the Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

Definitions As used in this Stipulation, the following terms have the meanings specified below: “Board” means the past, present, and future Board of Directors of Trevena. “Corporate Governance Reforms” or “Reforms” means the measures set forth in Exhibit A attached hereto. “Court” means the United States District Court for the Eastern District of Pennsylvania. “Current Trevena Stockholders” means any Person who owned Trevena common stock as of the date of the execution of this Stipulation and who continues to hold such Trevena common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Trevena, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had during the period March 2016 through the date of this Stipulation a controlling interest. “Defendants” means, collectively, the Individual Defendants and Trevena. “Defendants’ Counsel” means Sidley Austin LLP. “Defendants’ Released Claims” means all claims and causes of action of every nature and description (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses or liabilities whatsoever), including both known claims and Unknown Claims (as defined herein), contingent or absolute, mature or not mature, discoverable or undiscoverable, liquidated or unliquidated, accrued or not accrued, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal, state, common or foreign law, or any other law, rule, ordinance, administrative provision or regulation, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. “Derivative Actions” means: Mathisen v. Gowen, et al., No. 2:18-cv-05482-CMR (E.D. Pa.); Krotz v. Soergel, et al., No. 2:19-cv-04399-CMR (E.D. Pa.); McKernan v. Gowen, et al., No. 2:19-cv-05314-CMR (E.D. Pa.); Hines v. Gowen, et al., No. 2:20-cv-04673-CMR (E.D. Pa.); and In re Trevena, Inc. Derivative Litigation, No. 1:19-cv-00239-MN (D. Del.) (comprised of Wolfrey v. Gowen, et al., No. 1:19-cv-00239-MN (D. Del.) and Matthews, et al. v. Gowen, et al., No. 1:19-cv-00363-MN (D. Del.)). “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred. “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof. “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit C attached hereto: the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed, the appellate court has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the appellate court’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of Service Awards. Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final.

“Judgment” means the “Final Order and Judgment” to be rendered by the Court, substantially in the form attached hereto as Exhibit C. “Long-Form Notice” means the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions, substantially in the form attached hereto as Exhibit B-1. “Notice” means, collectively, the Long-Form Notice and the Summary Notice, substantially in the form attached hereto as Exhibit B-1 and Exhibit B-2, respectively. “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. “Plaintiffs” means, collectively, Hans Mathisen, Troy Krotz, Lisa McKernan, Brad Hines, Mia Wolfrey, Ivan L. Matthews, and Leslie Matthews. “Plaintiffs’ Counsel” means, collectively, Johnson Fistel LLP, Robbins LLP, The Rosen Law Firm, P.A., The Brown Law Firm, P.C., Gainey McKenna & Egleston, Lifshitz Law Firm, P.C., and any other law firm that appeared for the Plaintiffs in any of the Derivative Actions. “Plaintiffs’ Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts or liabilities whatsoever), and claims for relief of every nature and description whatsoever, including both known claims and Unknown Claims (as defined herein), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, discoverable or undiscoverable, foreseen or unforeseen, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal or state statutory or common law or any other law, rule, ordinance, administrative provision or regulation, whether foreign or domestic, that Plaintiffs, Trevena, or any Current Trevena Stockholder derivatively on behalf of Trevena: (i) asserted in any of the complaints in the Derivative Actions; or (ii) could have asserted in the Derivative Actions or in any other forum that arise out of or are based upon, related to, directly or indirectly, in whole or in part, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were involved, set forth, or referred to in any of the complaints filed in the Derivative Actions, or that would have been barred by res judicata had any of the Derivative Actions been litigated to a final judgment, including but not limited to those allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances related to interactions with the FDA concerning the approval of oliceridine and associated Phase 3 clinical trials. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. “Released Claims” means all Defendants’ Released Claims and all Plaintiffs’ Released Claims. “Released Persons” means all Defendants and their respective families, past, present, or future directors, officers, employees, representatives, agents, attorneys, accountants, affiliates, parents, subsidiaries, insurers, co-insurers, reinsurers, executors, heirs, spouses, marital communities, assigns or transferees, and any person or entity acting for or on behalf of any of them.

“Securities Class Action” means the securities class action filed in the U.S. District Court for the Eastern District of Pennsylvania under the caption Tomaszewski v. Trevena, Inc., et al., No. 2:18-cv-04378-CMR (E.D. Pa.). “Settlement” means the agreement, terms, and conditions contained in this Stipulation, dated May 21, 2021, and its exhibits. “Settlement Hearing” means any hearing or hearings at which the Court will consider final approval of the Settlement. “Settling Parties” and individually, a “Settling Party” means, collectively, each of the Plaintiffs and each of the Defendants. “Summary Notice” means the summarized form of Notice, substantially in the form attached hereto as Exhibit B-2. “Trevena” or the “Company” means Trevena, Inc., a Delaware corporation with its headquarters in Chesterbrook, Pennsylvania, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns. “Unknown Claims” means any of the Released Claims which Plaintiffs, Trevena, Current Trevena Stockholders, or Defendants do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs and Defendants shall expressly waive and each of the Current Trevena Stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Upon the Effective Date, Plaintiffs and Defendants shall expressly waive, and each of the Current Trevena Stockholders shall be deemed to have, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States or any foreign jurisdiction, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542. Plaintiffs, Defendants, and Trevena stockholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each of the Plaintiffs and Defendants, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, and assigns in their capacities as such, shall expressly settle and release, and each Current Trevena Stockholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, resolved, relinquished, waived, and discharged any and all Released Claims, known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Current Trevena Stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

Terms of the Settlement Corporate Governance Reforms. Within sixty (60) days of issuance of a final order approving the Settlement of the Derivative Actions by the Court, the Board of Trevena shall adopt resolutions as needed to ensure adherence to the Reforms set forth in Exhibit A hereto. The Company agrees that it shall maintain the Reforms for a minimum of five (5) years, until March 1, 2026, unless applicable law, regulation, or requirements change. The Company may make additional revisions from time to time as it sees fit without violating this provision, so long as the Company determines in good faith that such further revisions are consistent with the substance of the revisions being made pursuant to the Settlement. Trevena acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions contributed to the Company’s decision to adopt, implement, and maintain the Reforms, and Trevena and its Board also acknowledge and agree that the Reforms confer a material corporate benefit upon the Company and its stockholders under Delaware’s corporate benefit doctrine and that the Settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders. Notice and Approval Within thirty (30) days after execution of the Stipulation, the Settling Parties shall seek preliminary approval of the Settlement in the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting: preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined below in ¶ 3.2); and (iii) a date for the Settlement Hearing. Notice shall consist of the approved Long-Form Notice, substantially in the form attached hereto as Exhibit B-1 , and the Summary Notice, substantially in the form attached hereto as Exhibit B-2, which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing.

Notice of the settlement shall be provided within ten (10) business days of the Court’s entry of an order preliminarily approving the settlement through: (i) the filing of an SEC Form 8-K by the Company, which shall include as attachments the Long-Form Notice itself and the Stipulation with its attached exhibits; (ii) the publication of the Summary Notice one time in Investor’s Business Daily; and (iii) the posting of the Long-Form Notice itself and the Stipulation with its Exhibits on the websites of Gainey McKenna & Egleston and The Rosen Law Firm, P.A., until such time as the Judgment becomes Final. Defendants shall pay for all costs associated with this notice program or any other form and manner of notice required by the Court. The Settling Parties believe the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to Current Trevena Stockholders pursuant to applicable law and due process. The Settling Parties agree to request that the Court hold a Settlement Hearing in the Derivative Actions within forty-five (45) calendar days after Notice is given, during which the Court will consider and determine whether the Judgment, substantially in the form of Exhibit C attached hereto, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate; and (ii) dismissing with prejudice the Derivative Actions against the Defendants. Following the execution of the Stipulation, the Settling Parties agree to cease all litigation activity in the Derivative Actions, except activities related to seeking approval of the Settlement from the Court. The Settling Parties further agree to jointly request a continuance of any pending motions, discovery, and any other deadlines or filing requirements in the Derivative Actions, other than those incident to Settlement itself. Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses The Individual Defendants will cause their insurance carrier(s) to pay five hundred thousand dollars ($500,000) in attorneys’ fees and expenses, as negotiated in good faith based on the material corporate benefits conferred upon the Company and its stockholders under Delaware’s corporate benefit doctrine and because the Settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders, which amount shall be subject to approval by the reviewing court (the “Fee and Expense Amount”). Defendants shall cause the Fee and Expense Amount to be paid into an escrow account controlled by Plaintiffs’ Counsel within twenty (20) business days of: (i) the entry of an order from the Court preliminarily approving the Settlement; or (ii) the date on which Plaintiffs’ Counsel provides sufficient written payment instructions and tax information to Defendants’ Counsel (whichever is later) and shall be immediately releasable upon entry of an order granting final approval of the settlement and approving the Fee and Expense Amount, notwithstanding any collateral attacks on any aspect of the Settlement, including without limitation, any objections or appeals. Plaintiffs’ Counsel shall be obligated to make refunds or repayment of such applicable amount received directly to the funding insurer if any specified condition to the Settlement is not satisfied or, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the Court’s approval of the Settlement is reversed or the releases granted to the Released Persons are materially modified, any dismissal order is reversed, or the Fee and Expense Amount is reduced or reversed, or the Effective Date for any reason does not occur. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Final Order and Judgment is reversed or vacated or materially attacked, within ten (10) business days after written notification providing sufficient written payment instructions and tax information is sent by Defense Counsel, Plaintiffs’ Counsel shall refund the Fee and Expense Amount directly to the funding insurer(s) by wire transfer or check in accordance with the instructions provided by Defendants’ Counsel.

Plaintiffs may seek the Court’s approval of reasonable service awards for each Plaintiff, to be paid out of the Fee and Expense Amount, which Defendants will not oppose (“Service Awards”). The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Derivative Actions, and shall fully and completely discharge the obligations of the Individual Defendants to pay any fees or expenses of the Plaintiffs or Plaintiffs’ Counsel. Plaintiffs’ Counsel shall allocate the Fee and Expense Amount among themselves. The Fee and Expense Amount, as well as any Service Awards, are subject to the approval of the Court; however, the effectiveness of the Stipulation shall not be conditioned upon the approval of the Court of either the Fee and Expense Amount or the Service Awards. Releases Within five (5) business days following the Effective Date of the Settlement, the Plaintiffs and Defendants in the Delaware Federal Derivative Action shall file a stipulation of dismissal with prejudice as to all Defendants. Upon the Effective Date, Trevena, Plaintiffs (acting on behalf of themselves and derivatively on behalf of Trevena), and each of the Current Trevena Stockholders (solely in their capacity as such) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Derivative Actions against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to enforce the terms of this Stipulation or the Judgment. Upon the Effective Date, Trevena, Plaintiffs (acting on behalf of themselves and derivatively on behalf of Trevena), and each of the Current Trevena Stockholders (solely in their capacity as such) will be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding arising out of, related to, or in connection with the settlement or resolution of the Derivative Actions, provided that nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to enforce the terms of this Stipulation or the Judgment. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Trevena, and all of the Current Trevena Stockholders (solely in their capacity as such) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment. Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants and/or Trevena against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Derivative Actions or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination The Effective Date shall be conditioned on the occurrence of all of the following events: Court approval of the method of providing Notice, substantially in the forms of Exhibit B-1 and Exhibit B-2 attached hereto; dissemination of the Notice as set forth in ¶ 3.3; entry of the Judgment, substantially in the form of Exhibit C attached hereto, approving the Settlement without awarding costs to any party, except as provided herein; the payment of the Fee and Expense Amount in accordance with ¶¶ 4.1 and 4.2; and the passing of the date upon which the Judgment becomes Final. If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation. If for any reason the Effective Date does not occur, the Judgment does not become Final, or if this Stipulation is canceled or terminated in accordance with its terms: (i) all Settling Parties shall be restored to their respective positions in the Derivative Actions that existed immediately prior to the date of execution of this Stipulation; (ii) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (iii) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be made releasable within ten (10) business days following notice that the Settlement has failed to become effective to the insurers that made such payment; (iv) the terms and provisions of this Stipulation (other than those set forth in ¶¶ 1.1-1.27, 6.2-6.3, and 8.5-8.6 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose; and (v) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Actions, or in any other action or proceeding. No order of the Court, modification, or reversal on appeal of any order of the Court concerning the Fee and Expense Amount, Service Awards, and any interest awarded by the Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. Bankruptcy In the event any proceedings by or on behalf of Trevena, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their commercially reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Court approval of the Settlement in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement. If any Bankruptcy Proceedings by or on behalf of Trevena are initiated prior to the payment of the Fee and Expense Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment, or finding that the payment of the Fee and Expense Amount by Trevena does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount by Trevena does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Trevena, the Settling Parties agree that all dates and deadlines in the Derivative Actions, if any, or any dates and deadlines associated with the appeal of the Derivative Actions, if any, will be extended for such periods of time as are required to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement. Miscellaneous Provisions The Settling Parties: (i) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously. The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and Trevena and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense.

The Judgment shall contain a finding that (a) the Individual Defendants and Trevena agree that the Derivative Actions were filed in good faith and were not frivolous, and are being settled voluntarily by the Defendants; and (b) the Settling Parties agree that throughout the course of the litigation, all parties and their counsel complied with the provisions of Federal Rule of Civil Procedure 11, and all similar state law provisions. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/or settlement of the Derivative Actions. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses. Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (i) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Trevena; or (ii) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim. All designations and agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of documents or information shall survive this Settlement. Any planned, proposed or actual sale, merger or change-in-control of Trevena shall not void this Stipulation. The Stipulation shall run to the Settling Parties’ respective successors-in-interest. In the event of a planned, proposed or actual sale, merger or change-in-control of Trevena, the Settling Parties shall continue to seek court approval of the Settlement expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount. This Stipulation and the exhibits attached hereto shall be governed by, construed, performed, and enforced in accordance with the laws of the State of Delaware, without regard to any state’s principles, policies, or provisions governing choice of law. The Settling Parties agree that the Settlement, and all matters relating to its enforcement, will be subject to the continuing jurisdiction of the Court. All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest.

This Stipulation shall be construed as if the Settling Parties collectively prepared it and any uncertainty or ambiguity shall not be interpreted against any of the Settling Parties. This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Actions, and no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts or law now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law. Except as otherwise expressly provided herein, all parties, including all Individual Defendants, Trevena, Defendants’ Counsel, Plaintiffs, and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses. Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.

Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so. This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives, and any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes. Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party. This Stipulation may be executed with electronic signatures. The Stipulation may be executed in any number of counterparts with the same effect as if all Settling Parties hereto had executed the same document. All such counterparts shall be construed together and shall constitute one instrument. A facsimile or electronic (e.g., PDF format) copy of this Stipulation as executed shall be deemed an original. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. The Settling Parties shall use reasonable best efforts and will cooperate in good faith to obtain court approval. If any disputes arise out of the finalization of the settlement documentation, said disputes are to be mediated on an expedited basis by the Mediator. The

Mediator’s fees and costs for any such mediation shall be split evenly between Plaintiffs’ Counsel and Defendants. Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys. Dated: May 13, 2021 Michael I. Fistel, Jr. JOHNSON FISTEL, LLP 40 Powder Springs Street Marietta, GA 30064 Telephone: (470) 632-6000 Michael J. Hynes HYNES & HERNANDEZ, LLC 1010 Lindewood Drive, Suite 225 Malvern, PA 19355

Telephone: (484) 875-3116 Counsel for Plaintiff Lisa McKernan Dated: May 17 , 2021 Stephen J. Oddo ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (800) 350-6003 Counsel for Plaintiff Hans Mathisen Dated: May 19 , 2021 Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Jacob A. Goldberg (#PA 66399) THE ROSEN LAW FIRM, P.A. 101 Greenwood Avenue, Suite 440 Jenkintown, PA 19046 Telephone: (215) 600-2817 Counsel for Plaintiff Brad Hines Dated: May, 2021 Joshua Lifshitz LIFSHITZ LAW FIRM, P.C. 1190 Broadway Hewlett, New York 11557 Telephone: (516) 493-9780 Marc L. Ackerman BRODSKY & SMITH, LLC Two Bala Plaza, Suite 510 Bala Cynwyd, PA 19004 Telephone: (610) 667-6200 Counsel for Plaintiff Troy Krotz

Telephone: (484) 875-3116 Counsel for Plaintiff Lisa McKernan Dated: May, 2021 Stephen J. Oddo ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (800) 350-6003 Counsel for Plaintiff Hans Mathisen Dated: May, 2021 Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Jacob A. Goldberg (#PA 66399) THE ROSEN LAW FIRM, P.A. 101 Greenwood Avenue, Suite 440 Jenkintown, PA 19046 Telephone: (215) 600-2817 Counsel for Plaintiff Brad Hines Dated: May 21 , 2021 Joshua Lifshitz LIFSHITZ LAW FIRM, P.C. 1190 Broadway Hewlett, New York 11557 Telephone: (516) 493-9780 Marc L. Ackerman BRODSKY & SMITH, LLC Two Bala Plaza, Suite 510 Bala Cynwyd, PA 19004 Telephone: (610) 667-6200 Counsel for Plaintiff Troy Krotz

Dated: May 17, 2021

Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771
Telephone: (516) 922-5427

Brian E. Farnan (Bar No. 4089)
Michael J. Farnan (Bar No. 5165)
FARNAN LLP
919 N. Market St., 12th Floor
Wilmington, DE 19801
Telephone: (302) 777-0300

Counsel for Plaintiff Mia Wolfrey

Dated: May 17, 2021

Thomas J. McKenna
GAINEY McKENNA & EGLESTON
501 Fifth Avenue, 19th Floor
New York, NY 10017
Telephone: (212) 983-1300

Ryan M. Ernst (#4788)
O'KELLY ERNST & JOYCE, LLC
901 N. Market Street, Suite 1000
Wilmington, DE 19801
Telephone: (302) 778-4000

Counsel for Plaintiffs Ivan L. Matthew and Leslie Matthews

Dated: May 17, 2021

Hille R. Sheppard
SIDLEY AUSTIN LLP
One South Dearborn
Chicago, IL 60603
Telephone: (312) 853-7850

Counsel for Defendants

29

EXHIBIT A

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO F.R.E. 408 AND ALL OTHER APPLICABLE PRIVILEGES Exhibit A to the Stipulation and Agreement of Settlement CORPORATE GOVERNANCE REFORMS Within sixty (60) days of issuance of a final order approving the settlement of the above-referenced actions (the “Derivative Actions”) by the United States District Court for the Eastern District of Pennsylvania (“Court”), the Board of Directors (“Board”) of Trevena, Inc. (“Trevena” or the “Company”) shall adopt resolutions as needed to ensure adherence to the following changes, modifications, and improvements to the Company’s corporate governance and business ethics practices (the “Reforms”). The Company agrees that it shall maintain the Reforms for a minimum of five years, until March 1, 2026, unless applicable law, regulation, or requirements change. The Company may make additional revisions from time to time as it sees fit without violating this provision, so long as the Company determines in good faith that such further revisions are consistent with the substance of the revisions being made pursuant to the Settlement. Trevena acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions contributed to the Company’s decision to adopt, implement, and maintain the Reforms, and Trevena and its Board also acknowledge and agree that the Reforms detailed herein confer a material corporate benefit upon the Company and its shareholders under Delaware’s corporate benefit doctrine and that the settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its shareholders. ESTABLISHMENT OF A COMPLIANCE COMMITTEE. The management-level Compliance Committee will report to the Audit Committee of the Board. The Compliance Committee will meet at least quarterly and will include senior executives, including the following initial members: Chief Legal and Compliance Officer (Chair) Vice President, Legal and Compliance Senior Vice President, Chief Financial Officer Senior Vice President, Chief Commercial Officer Vice President, Finance Planning & Analysis Senior Vice President, Chief Medical Officer Vice President, Clinical Operations and Medical Affairs Senior Director, Human Resources Committee responsibilities will include monitoring the effectiveness of Trevena’s compliance program; identifying and approving compliance process improvements; ensuring adequate organizational, managerial, fiscal, and other necessary support; assisting in the identification and analysis of business and compliance risk areas; reviewing compliance investigation cases; and reviewing and approving related policies and procedures.

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO F.R.E. 408 AND ALL OTHER APPLICABLE PRIVILEGES ENHANCEMENTSTOTHECHIEFLEGALAND COMPLIANCE OFFICER POSITION. Scott Applebaum was hired as the Chief Legal and Compliance Officer and Senior Vice President of Regulatory Affairs in February 2020. Mr. Applebaum significantly strengthened Trevena’s legal and compliance expertise. Prior to Mr. Applebaum, Trevena did not have a Chief Compliance Officer. Mr. Applebaum began working in the compliance area over 20 years ago and played a critical role in the establishment of corporate compliance programs at multiple companies, including Bristol-Myers Squibb Company and Shire Pharmaceuticals, and he was hired in part in response to the filing of the Derivative Actions. The responsibilities of the Chief Legal and Compliance Officer shall include oversight and administration of Trevena’s corporate governance policies, fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures and reporting, and investigating potential compliance and ethics concerns. The Chief Legal and Compliance Officer shall report on these matters to the Audit Committee at least quarterly and shall report promptly to the Audit Committee any material allegations of compliance and ethics concerns or financial fraud or reporting violations. The Chief Legal and Compliance Officer shall be primarily responsible for managing Trevena’s ethics and compliance program and for supporting the Board in fulfilling its oversight duties with regard to Trevena’s compliance with applicable laws, regulations, and the dissemination of true and accurate information. In this regard, the Chief Legal and Compliance Officer shall work with the Audit Committee and other Board committees as appropriate to facilitate the Board’s oversight responsibilities. The responsibilities and duties of Trevena’s Chief Legal and Compliance Officer shall include the following: Working with the Audit Committee to evaluate and define the goals of the Company’s ethics and compliance program in light of trends and changes in laws that may affect Trevena’s compliance with laws relating to disclosure of the Company’s risk exposure; Managing and overseeing Trevena’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Audit Committee regarding progress toward meeting program goals; Advising Trevena’s Audit Committee and acting as the liaison among that committee, Trevena’s executive officers, and the Board, in which capacity the Chief Legal and Compliance Officer shall (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee promptly as appropriate to the circumstances of identification of these risks; and (iii) make recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee;

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO F.R.E. 408 AND ALL OTHER APPLICABLE PRIVILEGES Performing an independent review of Trevena’s draft quarterly and annual reports filed with the Securities and Exchange Commission on Forms 10-Q and 10-K, and related materials prior to their publication to ensure (i) the accuracy, completeness, and timeliness of disclosures relating to risk exposure from the Company’s reporting of business prospects and material risks; (ii) the identification and disclosure of any material risks to Trevena’s compliance with applicable laws and regulations; and (iii) accurate reporting of any material issues that may merit disclosure to the Audit Committee; Reviewing and approving Trevena’s press releases and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Reviewing and approving scripts and related materials prior to use at conferences and elsewhere and transcripts from events (e.g., investor conferences) to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Employing as appropriate an independent third-party consultant at the Company’s expense if necessary to assist in the assessment of internal risk; Working with the Audit Committee to evaluate the adequacy of Trevena’s internal controls over compliance and developing proposals for improving these controls. This includes meeting with the Audit Committee at least once every quarter to discuss ongoing and potential litigation and compliance issues; Supervising investigations by the Audit Committee of all whistleblower complaints; and Overseeing employee training in risk assessment and compliance. ADOPTIONOFANEFFECTIVETRAININGANDEDUCATION PROGRAM. The Company shall adopt an effective training and education program, which shall include the following: The Chief Legal and Compliance Officer and Vice President, Legal & Compliance shall be charged with primary responsibility for ensuring that Trevena’s personnel receive appropriate training; All new employees shall receive training on Trevena’s Code of Conduct and Business Ethics within the first week of their employment and all other officers and employees shall receive such training annually;

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO F.R.E. 408 AND ALL OTHER APPLICABLE PRIVILEGES All employees, sales force, account managers, and medical science liaisons shall review all relevant policies annually and shall certify that they have reviewed the policy and will comply with it; and All policies, certifications of compliance with policies, and training records shall be maintained on a Learning Management System that is audited regularly by the Company. Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under Trevena’s Code of Conduct. Each written certification shall be maintained by the Chief Legal and Compliance Officer for a period of three (3) years from the date it was executed. WHISTLEBLOWERS. The Company has had mechanisms in place to facilitate the anonymous reporting of violations and has provided information relating to such reporting in its Code of Conduct and Business Ethics. Trevena has an “Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters,” which supplements and should be read in conjunction with the Code of Conduct and Business Ethics. This policy covers complaints relating to accounting, internal accounting controls, or auditing matters (“Accounting Matters”), including, without limitation, the following types of conduct: fraud, deliberate error or gross negligence or recklessness in the preparation, evaluation, review or audit of any financial statement of the Company; fraud, deliberate error or gross negligence or recklessness in the recording and maintaining of financial records of the Company; deficiencies in, or noncompliance with, the Company’s internal accounting controls; misrepresentation or false statement to management, regulators, the outside auditors or others or by a senior officer, accountant or other employee regarding a matter contained in the financial records, financial reports or audit reports of the Company; or deviation from full and fair reporting of the Company’s results or financial condition. This policy shall be administered by the Chief Compliance Officer, who shall be responsible for receiving and reviewing and then investigating (under the direction and oversight of the Audit Committee) complaints under this policy. Employees may report complaints directly to the Chief Compliance Officer. The Company has also established procedures under which complaints regarding Accounting Matters may be reported anonymously through Trevena’s Compliance Hotline, Compliance Email Box, or by mail.

CONFIDENTIAL – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO F.R.E. 408 AND ALL OTHER APPLICABLE PRIVILEGES In addition to the foregoing, the Company shall establish a formal written Whistleblower Policy, and it shall include such policy, including links to Trevena’s Compliance Hotline and Compliance Email Box as well a mailing address for anonymous reporting, on the Company’s website. The Company’s Whistleblower Policy shall: encourage all interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the Audit Committee, Chief Legal and Compliance Officer, or Vice President, Legal & Compliance, or via the Company’s Compliance Hotline or Compliance Email Box, so that action may be taken to resolve the problem. These complaints shall be reviewed by the Chief Legal and Compliance Officer, Vice President, Legal & Compliance, and Audit Committee, as appropriate, and presented to the full Board as appropriate; and communicate effectively that Trevena is serious about adherence to its codes of conduct and that whistleblowing is an important tool in achieving this goal. The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once per year and via the Company’s intranet.

EXHIBIT B

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

TROY KROTZ, Derivatively on Behalf of Nominal Defendant TREVENA, INC., Plaintiff, v. DAVID SOERGEL, LEON O. MOULDER, JR., CARRIE L. BOURDOW, MICHAEL R. DOUGHERTY, ANNE M. PHILLIPS, MAXINE GOWEN, JAKE R. NUNN, JULIE H. MCHUGH, BARBARA YANNI, and ADAM M. KOPPEL, Defendants, and TREVENA HOLDINGS, INC., Nominal Defendant Civil Action No. 2:19-cv-04399-CMR LISA MCKERNAN, Derivatively on Behalf of Trevena, Inc., Plaintiff, v. MAXINE GOWEN, DAVID SOERGEL, CARRIE L. BOURDOW, LEON O. MOULDER, JR., MICHAEL R. DOUGHERTY, JULIE H. MCHUGH, JAKE NUNN, ANNE M. PHILLIPS, BARBARA YANNI, ADAM M. KOPPEL, Defendants, and Trevena, Inc., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:19-cv-05314-CMR [Caption continued on next page]

BRAD HINES, derivatively on behalf of TREVENA, INC., Plaintiff, vs. MAXINE GOWEN, ROBERTO CUCA, DAVID SOERGEL, CARRIE BOURDOW, MICHAEL R. DOUGHERTY, ADAM M. KOPPEL, JULIE H. MCHUGH, LEON O. MOULDER, JR., JAKE R. NUNN, ANNE M. PHILLIPS, and BARBARA YANNI, Defendants, and TREVENA, INC., Nominal Defendant. Civil Action No. 2:20-cv-04673-CMR [PROPOSED] PRELIMINARY APPROVAL ORDER WHEREAS, there are derivative actions pending before this Court captioned Mathisen v. Gowen, et al., No. 2:18-cv-05482-CMR; Krotz v. Soergel, et al., No. 2:19-cv-04399-CMR; McKernan v. Gowen, et al., No. 2:19-cv-05314-CMR; and Hines v. Gowen, et al., No. 2:20-cv-04673-CMR; as well as a related consolidated derivative action pending in the U.S. District Court for the District of Delaware captioned In re Trevena, Inc. Derivative Litigation, No. 1:19-cv-00239-MN (comprised of Wolfrey v. Gowen, et al., No. 1:19-cv-00239-MN (D. Del.), and Matthews, et al. v. Gowen, et al., No. 1:19-cv-00363-MN (D. Del.)) (collectively, the “Derivative Actions”); WHEREAS, the parties having made application, pursuant to Federal Rule of Civil Procedure 23.1(c), for an order approving the Settlement of the Derivative Actions, in accordance with a Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation” or “Settlement”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed settlement of the Derivative Actions and for dismissal of the Derivative Actions with prejudice upon the terms and conditions set forth therein; WHEREAS, the Court having read and considered the Stipulation and the Exhibits annexed thereto; and WHEREAS, all defined terms herein have the same meanings as set forth in the Stipulation. NOW, THEREFORE, IT IS HEREBY ORDERED: The Court does hereby preliminarily approve the Stipulation and the Settlement set forth therein, subject to further consideration at the Settlement Hearing described below. A Settlement Hearing shall be held before this Court on, 2021, at : .m., at the James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106, to: (1) determine whether the terms and conditions of the proposed Settlement are fair, reasonable, adequate, and in the best interests of Trevena and its stockholders; determine whether a Final Judgment and Order of Dismissal with Prejudice should be entered by the Court dismissing the Derivative Actions pending in this Court with prejudice and releasing the Released Claims; and (3) hear and determine any objections to the Settlement. The Court approves, as to form and content, the Long-Form Notice attached hereto as Exhibit B-1 and the Summary Notice attached hereto as Exhibit B-2, which summarizes the general terms of the Settlement set forth in this Stipulation, and finds that the distribution of the Notice substantially in the manner and forms set forth in this Order meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Current Trevena Stockholders entitled thereto. All costs associated with providing the Notice as set forth herein shall be paid as set forth in the Stipulation. Within ten (10) business days after the entry of this Order, Trevena shall cause: (a) the Long-Form Notice to be filed with the U.S. Securities and Exchange Commission on Form 8-K, which shall include as attachments the Long-Form Notice itself and the Stipulation with its Exhibits and (b) the publication of the Summary Notice in Investor’s Business Daily. Within 10 (ten) business days after entry of this Order, Plaintiffs’ Counsel will post the Long-Form Notice and the Stipulation with its Exhibits on the websites of Gainey McKenna & Egleston and The Rosen Law Firm, P.A., until such time as the Judgment becomes Final. Prior to the Settlement Hearing, Defendants’ Counsel and Plaintiffs’ Counsel publishing notice on their websites shall file with the Court an appropriate affidavit or declaration with respect to the filing and posting of the Notice. All Current Trevena Stockholders shall be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Judgment, in the Derivative Actions concerning the Settlement, whether favorable or unfavorable to the Current Trevena Stockholders or Trevena. Any Current Trevena Stockholder may enter an appearance in the Derivative Actions pending before this Court, at his/her/its own expense, individually or through counsel of his/her/its own choice. If an appearance is not entered, such stockholder(s) will be represented by Plaintiffs’ Counsel. Any Current Trevena Stockholder may appear and show cause, if he, she, or it has any, as to why the Settlement of the Derivative Actions should or should not be approved as fair, reasonable, and adequate or as to why a judgment should or should not be entered thereon;

provided, however, that no Current Trevena Stockholder or any other Person shall be heard or entitled to contest such matters, unless that Person has filed said objections, papers, and briefs with the Clerk of the United States District Court for the Eastern District of Pennsylvania, at least fourteen (14) calendar days prior to the Settlement Hearing. Any Current Trevena Stockholder who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be bound by the Judgment to be entered and the releases to be given. All opening briefs and supporting documents in support of the Settlement and the Fee and Expense Amount shall be filed and served at least twenty-one (21) calendar days prior to the Settlement Hearing. Any replies to any objections shall be filed and served at least seven (7) calendar days prior to the Settlement Hearing. Neither the Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or may be used in any way as a concession, admission, or evidence of the validity of any Released Claims, any allegation made in the Derivative Actions, or of any fault, wrongdoing, or liability of the Released Persons or Trevena; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current Trevena Stockholders. The Court further reserves the right to enter the Judgment, inter alia, dismissing the Derivative Actions with prejudice as provided for by the Stipulation at or after the Settlement Hearing and without further notice. The Court retains jurisdiction over all proceedings arising out of or related to the Stipulation and/or the Settlement. If the Stipulation and the Settlement set forth therein is not approved or consummated for any reason whatsoever, this Order shall be rendered null and void shall be vacated, nunc pro tunc, and the Stipulation and Settlement and all proceedings had in connection therewith shall be without prejudice to the rights of the Settling Parties status quo ante. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Order or the Stipulation. The Court may adjourn the Settlement Hearing without further notice to Current Trevena Stockholders. The Court may decide to conduct the Settlement Hearing telephonically or via videoconference without further notice to Current Trevena Stockholders. Any Current Trevena Stockholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar or the websites of Gainey McKenna & Egleston or The Rosen Law Firm, P.A., for any change in date, time or format of the Settlement Hearing. Pending final determination as to whether the Settlement as set forth in the Stipulation should be approved, no Current Trevena Stockholder shall commence, prosecute, pursue, or litigate any Released Claim against any Released Persons. All proceedings in the Derivative Actions are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. IT IS SO ORDERED thisday of, 2021. The Honorable Cynthia M. Rufe United States District Court Judge

EXHIBIT B-1

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

TROY KROTZ, Derivatively on Behalf of Nominal Defendant TREVENA, INC., Plaintiff, v. DAVID SOERGEL, LEON O. MOULDER, JR., CARRIE L. BOURDOW, MICHAEL R. DOUGHERTY, ANNE M. PHILLIPS, MAXINE GOWEN, JAKE R. NUNN, JULIE H. MCHUGH, BARBARA YANNI, and ADAM M. KOPPEL, Defendants, and TREVENA HOLDINGS, INC., Nominal Defendant Civil Action No. 2:19-cv-04399-CMR LISA MCKERNAN, Derivatively on Behalf of Trevena, Inc., Plaintiff, v. MAXINE GOWEN, DAVID SOERGEL, CARRIE L. BOURDOW, LEON O. MOULDER, JR., MICHAEL R. DOUGHERTY, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, BARBARA YANNI, ADAM M. KOPPEL, Defendants, and Trevena, Inc., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:19-cv-05314-CMR [Caption continued on next page]

BRAD HINES, derivatively on behalf of TREVENA, INC., Plaintiff, vs. MAXINE GOWEN, ROBERTO CUCA, DAVID SOERGEL, CARRIE BOURDOW, MICHAEL R. DOUGHERTY, ADAM M. KOPPEL, JULIE H. MCHUGH, LEON O. MOULDER, JR., JAKE R. NUNN, ANNE M. PHILLIPS, and BARBARA YANNI, Defendants, and TREVENA, INC., Nominal Defendant. Civil Action No. 2:20-cv-04673-CMR IN RE TREVENA, INC. DERIVATIVE LITIGATION Lead Case No. 1:19-cv-00239-MN (D. Del.) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS EXHIBIT B-1 TO: ALL PERSONS WHO OWNED TREVENA, INC. (“TREVENA” OR THE “COMPANY”) COMMON STOCK AS OF MAY 21, 2021 AND WHO CONTINUE TO HOLD SUCH TREVENA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING, EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF TREVENA, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS, AND ANY ENTITY IN WHICH THE INDIVIDUAL DEFENDANTS HAVE OR HAD DURING THE PERIOD MARCH 2016 THROUGH MAY 21, 2021 CONTROLLING INTEREST (“CURRENT TREVENA STOCKHOLDER”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE ACTIONS AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU

WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD THE STOCK OF TREVENA FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE STOCKHOLDER DERIVATIVE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. A federal court authorized this Notice. This is not a solicitation from a lawyer. PURPOSE OF THIS NOTICE This Notice has been sent to you pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the Eastern District of Pennsylvania (the “Court”). The purpose of this Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (“Notice”) is to inform you of derivative actions pending in the Eastern District of Pennsylvania captioned Mathisen v. Gowen, et al., No. 2:18-cv-05482-CMR (E.D. Pa.) (“Mathisen Derivative Action”), Krotz v. Soergel, et al., No. 2:19-cv-04399-CMR (E.D. Pa.) (“Krotz Derivative Action”), McKernan v. Gowen, et al., No. 2:19-cv-05314-CMR (E.D. Pa.) (“McKernan Derivative Action”), and Hines v. Gowen, et al., No. 2:20-cv-04673-CMR (E.D. Pa.) (“Hines Derivative Action” and, together with the Mathisen, Krotz, and McKernan Derivative Actions, the “Pennsylvania Federal Derivative Actions”); and in the District of Delaware captioned In re Trevena, Inc. Derivative Litigation, No. 1:19-cv-00239-MN (D. Del.) (the “Delaware Federal Derivative Action” and, together with the Pennsylvania Federal Derivative Actions, the “Derivative Actions”); the proposed settlement memorialized in a Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation” or “Settlement”); and of the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement. This Settlement resolves claims brought derivatively on behalf of Trevena against Maxine Gowen, Roberto Cuca, David Soergel, Carrie L. Bourdow, Leon O. Moulder, Jr., Michael R. Dougherty, Julie H. McHugh, Jake R. Nunn, Jonathan Violin, Anne M. Phillips, Barbara Yanni, and Adam M. Koppel (collectively, the “Individual Defendants”). Plaintiffs Hans Mathisen, Troy Krotz, Lisa McKernan, Brad Hines, Mia Wolfrey, Ivan L. Matthews, and Leslie Matthews are collectively referred to herein as “Plaintiffs.” This Notice describes the rights you may have in connection with the Settlement and what steps you may take in relation to the Settlement. Capitalized terms not otherwise defined in this Notice have the meanings set forth in the Stipulation. If you are a Current Trevena Stockholder, you have a right to participate in a hearing to be held on, 2021, at : _.m., before Judge Cynthia M. Rufe at the James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106 (the “Settlement Hearing”) to determine whether the Court should approve the Settlement as fair, reasonable, adequate, and in the best interests of Trevena. The Court may adjourn the Settlement Hearing without further notice to Current Trevena Stockholder. The Court may conduct the Settlement Hearing telephonically or via videoconference without further notice to the Current Trevena Stockholder. If you intend to appear at the Settlement Hearing, please consult the Court’s calendar or the websites of Gainey McKenna & Egleston, www.gme-law.com, or The Rosen Law Firm, P.A., www.rosenlegal.com, for any change in date, time or format of the Settlement Hearing. If the Court approves the Settlement, the parties will ask the Court at the Settlement Hearing to enter the Judgment dismissing the Pennsylvania Federal Derivative Actions with prejudice in accordance with the terms of the Stipulation, which will cause the release of the claims asserted in the Pennsylvania Federal Derivative Actions and Delaware Federal Derivative Action.

The Court has the right to approve the Settlement with or without modifications, and to enter its final judgment dismissing the Derivative Actions on the merits and with prejudice and to order the payment of attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards for the Plaintiffs without further notice. BACKGROUND OF THE DERIVATIVE ACTIONS The Pennsylvania Federal Derivative Actions On December 20, 2018, Hans Mathisen commenced the Mathisen Derivative Action on behalf of Trevena to remedy breaches of fiduciary duty and other violations of law allegedly committed by the Individual Defendants and requesting any other relief in the Court. In an effort to preserve judicial and party resources, on March 8, 2019, the parties in the Mathisen Derivative Action submitted a joint stipulation staying proceedings, which was granted on March 11, 2019. The joint stipulation requested deferral of the Mathisen Derivative Action until the resolution of an anticipated motion to dismiss to be filed by defendants in the action Tomaszewski v. Trevena, Inc., et al., Case No. 2:18-cv-04378-CMR (E.D. Pa.) (the “Securities Class Action”). On September 23, 2019, Troy Krotz commenced the Krotz Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen Derivative Action. On October 9, 2019, the parties in the Krotz Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 10, 2019. The joint stipulation requested deferral of the Krotz Derivative Action until the resolution of the motion to dismiss filed by defendants in the Securities Class Action. On November 12, 2019, Lisa McKernan commenced the McKernan Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen and Krotz Derivative Actions. On February 4, 2020, the parties in the McKernan Derivative Action submitted a joint stipulation staying proceedings, which was granted on February 5, 2020. The joint stipulation requested deferral of the McKernan Derivative Action until the resolution of the motion to dismiss filed by defendants in the Securities Class Action. On August 28, 2020, the Honorable Cynthia M. Rufe denied in part and granted in part defendants’ motion to dismiss in the Securities Class Action. Thereafter, on September 23, 2020, Brad Hines commenced the Hines Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen, Krotz, and McKernan Derivative Actions. On October 22, 2020, the parties in the Hines Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 23, 2020. The joint stipulation requested deferral of the Hines Derivative Action until the resolution of the Securities Class Action. The Delaware Federal Derivative Action On February 5, 2019, Mia Wolfrey commenced a stockholder derivative action (the “Wolfrey Derivative Action”) alleging breaches of fiduciary duty and other alleged violations of law against the Individual Defendants in the United States District Court for the District of Delaware (the “District of Delaware”). On February 21, 2019, Ivan L. Matthews and Leslie Matthews commenced a stockholder derivative action in the District of Delaware asserting substantially similar allegations against the Individual Defendants to those contained in the Wolfrey Derivative Action (the “Matthews Derivative Action”). On February 25, 2019, the parties to the Wolfrey Derivative Action filed a joint stipulation to stay proceedings, which was granted on February 26, 2019. The joint stipulation requested deferral of the Wolfrey Derivative Action until 30 days after the final resolution of the Securities Class Action. On March 20, 2019, the parties to the Wolfrey and Matthews Derivative Actions filed a joint stipulation and proposed order to consolidate their respective stockholder derivative actions under the following caption In re Trevena, Inc. Derivative Litigation, Lead Case No. 19-cv-239-MN, which was granted on March 21, 2019. Pursuant to the so-ordered joint stipulation, the stay of proceedings entered in the Wolfrey Derivative Action was applied to the Delaware Federal Derivative Action. Notwithstanding the stay, the plaintiffs to the Delaware Federal Derivative Action were permitted to file motion papers to effect a leadership structure in the consolidated action, which they filed on April 23, 2019. Settlement Negotiations On or about January 29, 2019, Hans Mathisen issued a confidential settlement demand to Defendants’ Counsel, which outlined a proposed framework for settlement of the Mathisen Derivative Action and included, inter alia, comprehensive corporate governance reforms purportedly tailored to directly address the alleged wrongdoing in the Mathisen Derivative Action, which alleged wrongdoing substantially similar to that alleged in the Derivative Actions, collectively. On or about October 9, 2020, Plaintiffs in the Delaware Federal Derivative Action, together with Brad Hines, issued a confidential settlement demand to Defendants’ Counsel, which outlined a proposed framework for settlement of the Delaware Federal Derivative Action and the Hines Derivative Action and included, inter alia, comprehensive corporate governance reforms purportedly tailored to directly address the alleged wrongdoing in those actions, which alleged wrongdoing substantially similar to that alleged in the Derivative Actions, collectively.

Then, on or about November 30, 2020, Defendants’ Counsel invited Plaintiffs’ Counsel to attend a videoconference mediation alongside the parties in the Securities Class Action, which was scheduled for January 21, 2021, with Jed Melnick, Esq. of JAMS, a nationally recognized mediator with extensive experience mediating complex stockholder disputes similar to the Derivative Actions. Thereafter, on January 11, 2021, Plaintiffs (except for Troy Krotz, who later agreed to work cooperatively with the remaining Plaintiffs) submitted a mediation statement for the January 21, 2021 mediation, which addressed the wrongdoing alleged in the Derivative Actions and Plaintiffs’ collective views of the framework for a global resolution of the Derivative Actions. Then, on January 21, 2021, counsel for the Settling Parties attended the mediation before Mr. Melnick, along with representatives from the Company and its insurance carriers, as well as plaintiffs’ counsel in the Securities Class Action. Although the Derivative Actions were not resolved at the January 21, 2021 mediation, a second videoconference mediation, this time involving only the parties to the Derivative Actions, was scheduled for March 1, 2021 with Mr. Melnick. Between the January 21, 2021 mediation and March 1, 2021 mediation, the Settling Parties continued to engage in arm’s-length negotiations, under Mr. Melnick’s continued oversight, which included the exchange of draft proposed settlement terms. Although no settlement was reached prior to the March 1, 2021 mediation session, substantial progress was made. Then, on March 1, 2021, the Settling Parties, along with representatives from the Company and its insurance carriers, attended the second mediation session. During the mediation, the Settling Parties were able to reach an agreement in principle regarding the material substantive terms of the Settlement, including the Corporate Governance Reforms, other than the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Thereafter, on March 8, 2021, the Settling Parties, with Mr. Melnick’s assistance, reached an agreement with respect to Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount of five hundred thousand dollars ($500,000) to be paid by the Individual Defendants’ insurer(s). REASONS FOR THE SETTLEMENT Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Individual Defendants throughout a trial and any appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions like the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions. Based on Plaintiffs’ Counsel’s thorough investigation and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, confers substantial benefits upon Trevena, and is in the best interests of Trevena and its stockholders. The Individual Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Derivative Actions, and expressly deny all charges of wrongdoing or liability against them. Nonetheless, Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Actions, as well as the continuing expense, inconvenience, and distraction of ongoing litigation. Defendants have, therefore, determined that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation, and that the Settlement is in the best interests of the Company. THE SETTLEMENT Under the terms of the Settlement, Trevena agrees to implement or retain, within sixty (60) days of issuance of a final order approving the Settlement, the following Corporate Governance Reforms for a minimum of five (5) years, until March 1, 2026, unless applicable law, regulation, or requirements change. The Company may make additional revisions from time to time as it sees fit without violating this provision, so long as the Company determines in good faith that such further revisions are consistent with the substance of the revisions being made pursuant to the Settlement. Trevena acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions contributed to the Company’s decision to adopt, implement, and maintain the Reforms, and Trevena and its Board also acknowledge and agree that the Reforms confer a material corporate benefit upon the Company and its stockholders under Delaware’s corporate benefit doctrine and that the Settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders. Establishment of a Compliance Committee. The management-level Compliance Committee will report to the Audit Committee of the Board of Directors. The Compliance Committee will meet at least quarterly and will include senior executives, including the following initial members: Chief Legal and Compliance Officer (Chair) Vice President, Legal and Compliance Senior Vice President, Chief Financial Officer Senior Vice President, Chief Commercial Officer Vice President, Finance Planning & Analysis Senior Vice President, Chief Medical Officer

Vice President, Clinical Operations and Medical Affairs Senior Director, Human Resources Committee responsibilities will include monitoring the effectiveness of Trevena’s compliance program; identifying and approving compliance process improvements; ensuring adequate organizational, managerial, fiscal, and other necessary support; assisting in the identification and analysis of business and compliance risk areas; reviewing compliance investigation cases; and reviewing and approving related policies and procedures. Enhancements to the Chief Legal and Compliance Officer Position. Scott Applebaum was hired as the Chief Legal and Compliance Officer and Senior Vice President of Regulatory Affairs in February 2020. Mr. Applebaum significantly strengthened Trevena’s legal and compliance expertise. Prior to Mr. Applebaum, Trevena did not have a Chief Compliance Officer. Mr. Applebaum began working in the compliance area over 20 years ago and played a critical role in the establishment of corporate compliance programs at multiple companies, including Bristol-Myers Squibb Company and Shire Pharmaceuticals, and he was hired in part in response to the filing of the Derivative Actions. The responsibilities of the Chief Legal and Compliance Officer shall include oversight and administration of Trevena’s corporate governance policies, fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures and reporting, and investigating potential compliance and ethics concerns. The Chief Legal and Compliance Officer shall report on these matters to the Audit Committee at least quarterly and shall report promptly to the Audit Committee any material allegations of compliance and ethics concerns or financial fraud or reporting violations.

The Chief Legal and Compliance Officer shall be primarily responsible for managing Trevena’s ethics and compliance program and for supportingthe Board in fulfilling its oversight duties with regard to Trevena’s compliance with applicable laws, regulations, and the dissemination of true and accurate information. In this regard, the Chief Legal and Compliance Officer shall work with the Audit Committee and other Board committees as appropriate to facilitate the Board’s oversight responsibilities. The responsibilities and duties of Trevena’s Chief Legal and Compliance Officer shall include the following: Working with the Audit Committee to evaluate and define the goals of the Company’s ethics and compliance program in light of trends and changes in laws that may affect Trevena’s compliance with laws relating to disclosure of the Company’s risk exposure; Managing and overseeing Trevena’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Audit Committee regarding progress toward meeting program goals; Advising Trevena’s Audit Committee and acting as the liaison among that committee, Trevena’s executive officers, and the Board, in which capacity the Chief Legal and Compliance Officer shall (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee promptly as appropriate to the circumstances of identification of these risks; and (iii) make recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee; Performing an independent review of Trevena’s draft quarterly and annual reports filed with the Securities and Exchange Commission (“SEC”) on Forms 10-Q and 10-K, and related materials prior to their publication to ensure: (i) the accuracy, completeness and timeliness of disclosures relating to risk exposure from the Company’s reporting of business prospects and material risks; (ii) the identification and disclosure of any material risks to Trevena’s compliance with applicable laws and regulations; and (iii) accurate reporting of any material issues that may merit disclosure to the Audit Committee; Reviewing and approving Trevena’s press releases and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Reviewing and approving scripts and related materials prior to use at conferences and elsewhere and transcripts from events (e.g., investor conferences) to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Employing as appropriate an independent third-party consultant at the Company’s expense if necessary to assist in the assessment of internal risk; Working with the Audit Committee to evaluate the adequacy of Trevena’s internal controls over compliance and developing proposals for improving these controls. This includes meeting with the Audit Committee at least once every quarter to discuss ongoing and potential litigation and compliance issues; Supervising investigations by the Audit Committee of all whistleblower complaints; and

Overseeing employee training in risk assessment and compliance. Adoption of an Effective Training and Education Program. The Company shall adopt an effective training and education program, which shall include the following: The Chief Legal and Compliance Officer and Vice President, Legal & Compliance shall be charged with primary responsibility for ensuring that Trevena’s personnel receive appropriate training; All new employees shall receive training on Trevena’s Code of Conduct and Business Ethics within the first week of their employment and all other officers and employees shall receive such training annually; All employees, sales force, account managers, and medical science liaisons shall review all relevant policies annually and shall certify that they have reviewed the policy and will comply with it; and All policies, certifications of compliance with policies, and training records shall be maintained on a Learning Management System that is audited regularly by the Company. Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under Trevena’s Code of Conduct. Each written certification shall be maintained by the Chief Legal and Compliance Officer for a period of three (3) years from the date it was executed. Whistleblowers. The Company has had mechanisms in place to facilitate the anonymous reporting of violations and has provided information relating to such reporting in its Code of Conduct and Business Ethics. Trevena has an “Open Door Policy for Reporting Complaints Regarding

Accounting and Auditing Matters,” which supplements and should be read in conjunction with the Code of Conduct and Business Ethics. This policy covers complaints relating to accounting, internal accounting controls, or auditing matters (“Accounting Matters”), including, without limitation, the following types of conduct: fraud, deliberate error or gross negligence or recklessness in the preparation, evaluation, review or audit of any financial statement of the Company; fraud, deliberate error or gross negligence or recklessness in the recording and maintaining of financial records of the Company; deficiencies in, or noncompliance with, the Company’s internal accounting controls; misrepresentation or false statement to management, regulators, the outside auditors or others or by a senior officer, accountant or other employee regarding a matter contained in the financial records, financial reports or audit reports of the Company; or deviation from full and fair reporting of the Company’s results or financial condition. This policy shall be administered by the Chief Compliance Officer, who shall be responsible for receiving and reviewing and then investigating (under the direction and oversight of the Audit Committee) complaints under this policy. Employees may report complaints directly to the Chief Compliance Officer. The Company has also established procedures under which complaints regarding Accounting Matters may be reported anonymously through Trevena’s Compliance Hotline, Compliance Email Box, or by mail. In addition to the foregoing, the Company shall establish a formal written Whistleblower Policy, and it shall include such policy, including links to Trevena’s Compliance Hotline and

Compliance Email Box as well a mailing address for anonymous reporting, on the Company’s website. The Company’s Whistleblower Policy shall: encourage all interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the Audit Committee, Chief Legal and Compliance Officer, or Vice President, Legal & Compliance, or via the Company’s Compliance Hotline or Compliance Email Box, so that action may be taken to resolve the problem. These complaints shall be reviewed by the Chief Legal and Compliance Officer, Vice President, Legal & Compliance, and Audit Committee, as appropriate, and presented to the full Board as appropriate; and communicate effectively that Trevena is serious about adherence to its codes of conduct and that whistleblowing is an important tool in achieving this goal. The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once per year and via the Company’s intranet. Attorneys’ Fees and Service Awards The Individual Defendants agreed to cause their insurance carrier(s) to pay an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $500,000 (the “Fee and Expense Amount”). Plaintiffs also intend to apply to the Court for Service Awards not to exceed $1,500 per Plaintiff, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of payment of the Fee and Expense Amount and the Service Awards, are subject to approval by the Court.

SETTLEMENT HEARING The Court has scheduled a Settlement Hearing which will be held on, 2021 at : _.m., before the Honorable Cynthia M. Rufe, in the United States District Court for the Eastern District of Pennsylvania, located at the James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106 to: determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of Trevena and its stockholders; whether a Final Judgment and Order of Dismissal with Prejudice (“Judgment”) should be entered by the Court dismissing the Derivative Actions with prejudice and releasing the Released Claims; and rule on other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing without further notice to Current Trevena Stockholder. The Court may conduct the Settlement Hearing remotely without further notice to Current Trevena Stockholders. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current Trevena Stockholders. The Court further reserves the right to enter the Judgment, inter alia, dismissing the Derivative Actions with prejudice as provided for by the Stipulation at or after the Settlement Hearing and without further notice. RIGHT TO APPEAR AND OBJECT Any person who objects to the Settlement, the Judgment to be entered in the Derivative Actions, and/or the Fee and Expense Amount and/or Service Awards, or who otherwise wishes to be heard, may appear in person or by counsel at the Settlement Hearing and may request leave of the Court to present evidence or argument that may be proper and relevant; provided, however, that except by order of the Court for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) proof of current ownership of Trevena stock, as well as documentary evidence of when such stock ownership was acquired; (c) a statement of such persons’ objections to any matters before the Court, including the Settlement or Proposed Judgment; (d) the grounds for such objections and the reasons that such person desires to appear and be heard, as well as all document or writings such person desires the Court to consider; (e) a description of any case, providing the name, court, and docket number, in which the objector or his/ her/its attorney, if any, has objected to a settlement in the last three years; and (f) include a proof of service signed under penalty of perjury. Such filings shall be served electronically via the Court’s ECF filing system, by hand, or by overnight mail upon the following counsel: Plaintiffs’ Counsel: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 Defendants’ Counsel: Hille R. Sheppard SIDLEY AUSTIN LLP One South Dearborn

Chicago, IL 60603 Telephone: (312) 853-7850 Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, any award of attorneys’ fees and expenses or service awards for Plaintiffs, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding. INTERIM INJUNCTION Pending final determination of whether the Settlement should be approved, no Plaintiff or other holder of Trevena stock, either directly, representatively, or in any other capacity, may commence or prosecute against any of the Released Persons any action or proceeding in any court, tribunal, or jurisdiction asserting any of the Released Claims. “Released Persons” means all Defendants and their respective families, past, present, or future directors, officers, employees, representatives, agents, attorneys, accountants, affiliates, parents, subsidiaries, insurers, co-insurers, reinsurers, executors, heirs, spouses, marital communities, assigns or transferees, and any person or entity acting for or on behalf of any of them. “Plaintiffs’ Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts or liabilities whatsoever), and claims for relief of every nature and description whatsoever, including both known claims and Unknown Claims (as defined in the Stipulation), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, discoverable or undiscoverable, foreseen or unforeseen, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal or state statutory or common law or any other law, rule, ordinance, administrative provision or regulation, whether foreign or domestic, that Plaintiffs, Trevena, or any Trevena stockholder derivatively on behalf of Trevena: (i) asserted in any of the complaints in the Derivative Actions; or (ii) could have asserted in the Derivative Actions or in any other forum that arise out of or are based upon, related to, directly or indirectly, in whole or in part, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were involved, set forth, or referred to in any of the complaints filed in the Derivative Actions, or that would have been barred by res judicata had any of the Derivative Actions been litigated to a final judgment, including but not limited to those allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances related to interactions with the U.S. Food and Drug Administration concerning the approval of oliceridine and associated Phase 3 clinical trials. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. “Defendants’ Released Claims” means all claims and causes of action of every nature and description (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses or liabilities whatsoever), including both known claims and Unknown Claims (as defined in the Stipulation), contingent or absolute, mature or not mature, discoverable or undiscoverable, liquidated or unliquidated, accrued or not accrued, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal, state, common or foreign law, or any other law, rule, ordinance, administrative provision or regulation, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. RELEASES If the Court approves the Settlement, the Derivative Actions will be dismissed with prejudice and on the merits and the Released Claims will be completely, fully, finally, absolutely, and forever discharged, dismissed with prejudice, settled, enjoined, released, relinquished, and compromised. SCOPE OF THIS NOTICE This Notice is not all-inclusive. The references in this Notice to the pleadings in the Derivative Actions, the Stipulation, and other papers and proceedings are only summaries and do not purport to be comprehensive. For the full details of the Derivative Actions, the claims and defenses which have been asserted by the parties, and the terms and conditions of the Settlement, including complete copies of the Stipulation, Current Trevena Stockholders are referred to the documents filed with the Court, filed by Trevena with the SEC attached to a Form 8-K, and available at Plaintiffs’ Counsel’s websites at www.gme-law.com and www.rosenlegal.com. You or your attorney may examine the court files during regular business hours each business day at the office of Clerk of the Court, James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106.

FURTHER INFORMATION Inquiries may be made to Plaintiffs’ Counsel as follows: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED:, 2021.BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA

EXHIBIT B-2

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

TROY KROTZ, Derivatively on Behalf of Nominal Defendant TREVENA, INC., Plaintiff, v. DAVID SOERGEL, LEON O. MOULDER, JR., CARRIE L. BOURDOW, MICHAEL R. DOUGHERTY, ANNE M. PHILLIPS, MAXINE GOWEN, JAKE R. NUNN, JULIE H. MCHUGH, BARBARA YANNI, and ADAM M. KOPPEL, Defendants, and TREVENA HOLDINGS, INC., Nominal Defendant Civil Action No. 2:19-cv-04399-CMR LISA MCKERNAN, Derivatively on Behalf of Trevena, Inc., Plaintiff, v. MAXINE GOWEN, DAVID SOERGEL, CARRIE L. BOURDOW, LEON O. MOULDER, JR., MICHAEL R. DOUGHERTY, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, BARBARA YANNI, ADAM M. KOPPEL, Defendants, and Trevena, Inc., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:19-cv-05314-CMR [Caption continued on next page]

BRAD HINES, derivatively on behalf of TREVENA, INC., Plaintiff, vs. MAXINE GOWEN, ROBERTO CUCA, DAVID SOERGEL, CARRIE BOURDOW, MICHAEL R. DOUGHERTY, ADAM M. KOPPEL, JULIE H. MCHUGH, LEON O. MOULDER, JR., JAKE R. NUNN, ANNE M. PHILLIPS, and BARBARA YANNI, Defendants, and TREVENA, INC., Nominal Defendant. Civil Action No. 2:20-cv-04673-CMR IN RE TREVENA, INC. DERIVATIVE LITIGATION Lead Case No. 1:19-cv-00239-MN (D. Del.) SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT B-2 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF TREVENA, INC. (“TREVENA” OR THE “COMPANY”), AS OF MAY 21, 2021. PLEASE TAKE NOTICE that the above-captioned stockholder derivative actions (“Derivative Actions”) are being settled, and the parties have entered into a Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation” or “Settlement”). This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the United States District Court for the Eastern District of Pennsylvania. The Notice of Pendency and Proposed Settlement of Stockholder Derivative

Actions (“Long-Form Notice”) and the Stipulation with its Exhibits may be found at the websites of Gainey McKenna & Egleston, www.gme-law.com, and The Rosen Law Firm, P.A., www.rosenlegal.com. The Company has also filed a Form 8-K with the with the U.S. Securities and Exchange Commission including as attachments the Long-Form Notice and the Stipulation with its Exhibits. Under the terms of the Stipulation, as a part of the proposed Settlement, Trevena shall adopt certain corporate governance reforms relating to the claims asserted in the Derivative Actions. In light of the material corporate benefit upon the Company and its shareholders under Delaware’s corporate benefit doctrine by Plaintiffs’ and Plaintiffs’ Counsel’s efforts, the Individual Defendants agreed to cause their insurance carrier(s) to pay an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $500,000 (the “Fee and Expense Amount”). Plaintiffs also intend to apply to the Court for Service Awards not to exceed $1,500 per Plaintiff, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and the Service Awards, are subject to approval by the Court. IF YOU WERE A RECORD OR BENEFICIAL OWNER OF TREVENA COMMON STOCK AS OF MAY 21, 2021, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-CAPTIONED ACTIONS. On, 20 , at : _.m, a hearing (the “Settlement Hearing”) will be held at the United States District Court for the Eastern District of Pennsylvania, James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106, before the Honorable Judge Cynthia M. Rufe, for the purpose of determining: (1) whether the terms of the proposed Settlement, including the separately negotiated attorneys’ fees, costs, and expenses, should be approved as fair, reasonable, and adequate; and (2) whether the Derivative Actions should be dismissed on the merits and with prejudice on the terms set forth in the Stipulation. Without further notice to current and former Trevena stockholders, the Court may adjourn the Settlement Hearing and may conduct the Settlement Hearing telephonically or via videoconference. If you intend to appear at the Settlement Hearing, please consult the Court’s calendar or the websites of Gainey McKenna & Egleston, www.gme-law.com, or The Rosen Law Firm, P.A., www.rosenlegal.com, for any change in date, time, or format of the Settlement Hearing. Any person who objects to the Settlement, the Judgment to be entered in the Derivative Actions, and/or the Fee and Expense Amount and/or Service Awards, or who otherwise wishes to be heard, may appear in person or by counsel at the Settlement Hearing and may request leave of the Court to present evidence or argument that may be proper and relevant; provided, however, that except by order of the Court for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) proof of current ownership of Trevena stock, as well as documentary evidence of when such stock ownership was acquired; (c) a statement of such person’s objections to any matters before the Court, including the Settlement or Proposed Judgment; (d) the grounds for such objections and the reasons that such person desires to appear and be heard, as well as all document or writings such person desires the Court to consider; (e) a description of any case, providing the name, court, and docket number, in which the objector or his or her attorney, if any, has objected to a settlement in the last three years; and (f) include a proof of service signed under penalty of perjury. Such filings shall be served electronically via the Court’s ECF filing system and be served by hand or by overnight mail upon the following counsel: Plaintiffs’ Counsel: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 Defendants’ Counsel: Hille R. Sheppard SIDLEY AUSTIN LLP One South Dearborn Chicago, IL 60603 Telephone: (312) 853-7850 Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, any award of attorneys’ fees and expenses or service awards for Plaintiffs, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding. Inquiries may be made to Plaintiffs’ Counsel as follows: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060

Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED:, 2021.BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA

EXHIBIT C

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

TROY KROTZ, Derivatively on Behalf of Nominal Defendant TREVENA, INC., Plaintiff, v. DAVID SOERGEL, LEON O. MOULDER, JR., CARRIE L. BOURDOW, MICHAEL R. DOUGHERTY, ANNE M. PHILLIPS, MAXINE GOWEN, JAKE R. NUNN, JULIE H. MCHUGH, BARBARA YANNI, and ADAM M. KOPPEL, Defendants, and TREVENA HOLDINGS, INC., Nominal Defendant Civil Action No. 2:19-cv-04399-CMR LISA MCKERNAN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, DAVID SOERGEL, CARRIE L. BOURDOW, LEON O. MOULDER, JR., MICHAEL R. DOUGHERTY, JULIE H. MCHUGH, JAKE NUNN, ANNE M. PHILLIPS, BARBARA YANNI, ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:19-cv-05314-CMR [Caption continued on next page]

BRAD HINES, derivatively on behalf of TREVENA, INC., Plaintiff, vs. MAXINE GOWEN, ROBERTO CUCA, DAVID SOERGEL, CARRIE BOURDOW, MICHAEL R. DOUGHERTY, ADAM M. KOPPEL, JULIE H. MCHUGH, LEON O. MOULDER, JR., JAKE R. NUNN, ANNE M. PHILLIPS, and BARBARA YANNI, Defendants, and TREVENA, INC., Nominal Defendant. Civil Action No. 2:20-cv-04673-CMR [PROPOSED] FINAL ORDER AND JUDGMENT A final settlement hearing (the “Settlement Hearing”) was held before this Court on , 2021, pursuant to this Court’s Order of, 2021 (the “Preliminary Approval Order”), to determine: (i) whether to grant final approval to the Settlement set forth in the Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation” or “Settlement”), which is incorporated herein by reference; (ii) whether to enter the Final Order and Judgment proposed by the Settling Parties; and (iii) to hear and determine any objections to the Settlement. After due and sufficient notice having been given in accordance with the provisions of the Preliminary Approval Order, and all persons having any objection to the proposed Settlement of the Derivative Actions embodied in the Settlement or the request for attorneys’ fees and reimbursement of expenses having been given an opportunity to present such objections to the Court; the Court having heard and considered the matter, including all papers filed in connection therewith and the oral presentations of counsel and any objections raised at said hearing, and good cause appearing therefore, THE COURT HEREBY FINDS AND ORDERS as follows: All capitalized terms used in this Judgment and not otherwise defined herein shall have the same meaning as set forth and defined in the Stipulation. This Court has jurisdiction over the subject matter of the above-captioned actions (the “Derivative Actions”) and all Settling Parties, including all matters necessary to effectuate the Settlement. The Court hereby grants final approval to the Settlement and finds that the Settlement and terms of the Stipulation are fair, reasonable, and adequate, and in the best interests of Trevena and Current Trevena Stockholders. The Court finds for purposes of the Settlement that: (i) the Derivative Actions were brought as shareholder derivative suits pursuant to Federal Rule of Civil Procedure 23.1; and (ii) Plaintiffs and Plaintiffs’ Counsel fairly and adequately represented the interests of Trevena and Current Trevena Stockholders. The Court finds that the notice provided to Current Trevena Stockholders was the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in the Stipulation, to all Persons entitled to such notice. The Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process. The Stipulation and the terms of the proposed Settlement are, in all respects, approved. The Setting Parties are directed to consummate the Settlement in accordance with the terms and provisions of the Stipulation.

The Derivative Actions and all claims therein are hereby dismissed with prejudice as to all of the Defendants. The Settling Parties shall bear their own fees, costs, and/or expenses except as otherwise provided in the Stipulation and the Preliminary Approval Order. Upon the Effective Date, Trevena, Plaintiffs (acting on behalf of themselves and derivatively on behalf of Trevena), and each of the Current Trevena Stockholders (solely in their capacity as such) will be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding arising out of, related to, or in connection with the settlement or resolution of the Derivative Actions, provided that nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to enforce the terms of this Stipulation or the Judgment. Upon the Effective Date, Trevena and each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Trevena, and all of the Current Trevena Stockholders (solely in their capacity as such) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment. With respect to any of the Plaintiffs’ Released Claims and Defendants’ Released Claims, the Settling Parties stipulate and agree that upon the Effective Date, the Plaintiffs and Defendants shall expressly waive, and each of the Current Trevena Stockholders shall be deemed to have, and by operation of the Order and Final Judgment shall have, expressly waived, relinquished, and released any and all provisions, rights, and benefits conferred by or under Cal.

Civ. Code § 1542 or any law of any jurisdiction or any state or territory of the United States or any foreign jurisdiction, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542. Plaintiffs, Trevena, and the Individual Defendants acknowledge, and Current Trevena Stockholders by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of Plaintiffs’ Released Claims and Defendants’ Released Claims, but, upon the Effective Date, that it is the intention of Plaintiffs, Trevena, and the Individual Defendants, on behalf of themselves, and their respective heirs, executors, administrators, predecessors, successors, and assigns in their capacity as such, and by operation of law the Current Trevena Stockholders, to completely, fully, finally, and forever settle, release, resolve, relinquish, waive, discharge, and extinguish any and all Plaintiffs’ Released Claims and Defendants’ Released Claims, known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, and without regard to the subsequent discovery of such additional or different facts. Plaintiffs, Trevena, and the Individual Defendants acknowledge, and Current Trevena Stockholders by operation of the Order and Final Judgment shall be deemed to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement and was relied upon by each and all of Defendants in entering into the Settlement. This Settlement shall be a final and complete resolution of all disputes among the parties with respect to the Derivative Actions. The Court hereby approves the Fee and Expense Amount in accordance with the Stipulation and finds that such fee is fair and reasonable. The Court hereby approves Service

Awards of $1,500 to be paid out of the Fee and Expense Amount. The payment of the Fee and Expense Amount in accordance with the terms of the Stipulation shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Derivative Actions, and shall fully and completely discharge the obligations of the Individual Defendants to pay any fees or expenses of the Plaintiffs or Plaintiffs’ Counsel. Plaintiffs’ Counsel shall allocate the Fee and Expense Amount among themselves. Pending the occurrence of the Effective Date, no person may institute, commence, or prosecute any action that asserts Released Claims against any of the Released Parties. Regardless whether or not the Effective Date occurs, the fact of and provisions contained in the Stipulation (including any exhibits thereto), the Settlement, and all negotiations, drafts, discussions, actions, and proceedings in connection with the Stipulation or the Settlement shall not be deemed or constitute a presumption, concession, or an admission by any Settling Party in the Derivative Actions, any signatory to the Stipulation, or any Released Person of any fault, liability, or wrongdoing as to any facts or claims alleged or asserted in the Derivative Actions, or any other actions or proceedings, and shall not be interpreted, construed, deemed, involved, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Actions, or in any other action or proceeding, whether civil, criminal, or administrative; provided, however, that nothing herein shall prevent the introduction into evidence of the Stipulation or this Judgement in connection with any proceeding to enforce the terms of the Stipulation or this Order, including but not limited to the filing of the Stipulation and/or this Order by any Settling Party in any action that asserts Released Claims against any of the Released Persons in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim. During the course of the Derivative Actions, all parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11, and all other similar rules, laws, or statutes In the event that a termination and cancellation of the Settlement occurs pursuant to the Stipulation: (i) the terms and provisions of the Stipulation shall be rendered void and shall have no further force and effect, except as otherwise provided in the Stipulation; and (ii) the Settling Parties shall be deemed to be restored to their respective positions that existed immediately prior to the date of execution of the Stipulation. Without further order of the Court, the parties to the Stipulation are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits thereto to effectuate the Settlement that are not materially inconsistent with this Judgment. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk. IT IS SO ORDERED. Dated:, 2021. The Honorable Cynthia M. Rufe United States District Court Judge